intangible assets and goodwill	12 Months Ended
Dec. 31, 2019
intangible assets and goodwill
intangible assets and goodwill

18   intangible assets and goodwill

(a)  Intangible assets and goodwill, net

						Intangible
						assets with
	Intangible assets subject to amortization					indefinite lives
	Customer contracts,								Total
	related customer		Access to	Assets			Total		intangible
	relationships and		rights- of-way	under		Spectrum	intangible		assets and
(millions)	subscriber base [1]	Software	and other	construction	Total	licences	assets	Goodwill [2]	goodwill
AT COST
As at January 1, 2018	$558	$4,667	$97	$344	$5,666	$8,693	$14,359	$4,600	$18,959
Additions	—	69	5	582	656	1	657	—	657
Additions arising from business acquisitions [1]	197	19	—	—	216	—	216	470	686
Dispositions, retirements and other	(138)	(248)	1	—	(385)	—	(385)	—	(385)
Assets under construction put into service	—	585	—	(585)	—	—	—	—	—
Net foreign exchange differences	(1)	—	—	—	(1)	—	(1)	41	40
As at December 31, 2018	616	5,092	103	341	6,152	8,694	14,846	5,111	19,957
Additions	—	60	8	592	660	1,217	1,877	—	1,877
Additions arising from business acquisitions (b)	453	173	—	—	626	—	626	617	1,243
Dispositions, retirements and other (including capitalized interest (see Note 9))	(29)	(166)	24	—	(171)	26	(145)	—	(145)
Assets under construction put into service	—	679	—	(679)	—	—	—	—	—
Net foreign exchange differences	(8)	—	—	—	(8)	—	(8)	(33)	(41)
As at December 31, 2019	$1,032	$5,838	$135	$254	$7,259	$9,937	$17,196	$5,695	$22,891
ACCUMULATED AMORTIZATION
As at January 1, 2018	$310	$3,330	$61	$—	$3,701	$—	$3,701	$364	$4,065
Amortization	56	538	4	—	598	—	598	—	598
Dispositions, retirements and other	(140)	(247)	—	—	(387)	—	(387)	—	(387)
As at December 31, 2018	226	3,621	65	—	3,912	—	3,912	364	4,276
Amortization	70	573	5	—	648	—	648	—	648
Dispositions, retirements and other	(11)	(166)	1	—	(176)	—	(176)	—	(176)
As at December 31, 2019	$285	$4,028	$71	$—	$4,384	$—	$4,384	$364	$4,748
NET BOOK VALUE
As at December 31, 2018	$390	$1,471	$38	$341	$2,240	$8,694	$10,934	$4,747	$15,681
As at December 31, 2019	$747	$1,810	$64	$254	$2,875	$9,937	$12,812	$5,331	$18,143
(1)

Amounts for customer contracts, related customer relationships and subscriber base, and goodwill arising from business acquisitions for the year ended December 31, 2018, have been adjusted, as set out in (c).

(2)	Accumulated amortization of goodwill is amortization recorded prior to 2002; there are no accumulated impairment losses in the accumulated amortization of goodwill.

As at December 31, 2019, our contractual commitments for the acquisition of intangible assets totalled $45 million over a period ending December 31, 2024 (2018 – $48 million over a period ending December 31, 2021).

Innovation, Science and Economic Development Canada’s 600 MHz auction occurred during the period from March 14, 2019, through April 4, 2019. We were the successful auction participant on 12 spectrum licences for a total purchase price of $931 million.

During the quarter ended September 30, 2019, we obtained the use of certain AWS-4 spectrum licences from the original licensee and have accounted for them as intangible assets with indefinite lives; such subordination of licences has been approved by Innovation, Science and Economic Development Canada. The terms of payment for the obtained spectrum licences are such that the amounts owed to the original licensee are accounted for as a long-term financial liability, as set out in Note 26(g).

(b)    Business acquisitions

See Note 2(b) for changes to IFRS-IASB that are not yet effective and have not yet been applied.

Telecommunications business

On January 14, 2019, we acquired a telecommunications business that is complementary to our existing lines of business, for consideration consisting of cash and accounts payable and accrued liabilities of $75 million and TELUS Corporation Common Shares of $38 million. The investment was made with a view to growing our managed network, cloud, security and unified communications services.

The primary factor that contributed to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the acquired workforce and the benefits of acquiring an established business). A portion of the amount assigned to goodwill is expected to be deductible for income tax purposes.

Smart data solutions business

On August 12, 2019, for consideration consisting of cash and accounts payable and accrued liabilities of $135 million, we acquired a business that is complementary to, and with a view to growing, our existing information technology solutions business.

The primary factor that contributed to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the acquired workforce and the benefits of acquiring an established business). Not all of the amount assigned to goodwill is expected to be deductible for income tax purposes.

ADT Security Services Canada, Inc.

On November 5, 2019, we acquired the customers, assets and operations of ADT Security Services Canada, Inc., a business that is complementary to our existing lines of business. The investment was made with a view to leveraging our telecommunications infrastructure and expertise to continue to enhance connected home, business, security and health services for our customers.

The primary factor that contributed to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the acquired workforce and the benefits of acquiring an established business). The amount assigned to goodwill is not expected to be deductible for income tax purposes.

Individually immaterial transactions

During the year ended December 31, 2019, we acquired 100% ownership of businesses complementary to our existing lines of business. The primary factor that gave rise to the recognition of goodwill was the earnings capacity of the acquired businesses in excess of the net tangible and intangible assets acquired (such excess arising from the low level of tangible assets relative to the earnings capacities of the businesses). A portion of the amounts assigned to goodwill may be deductible for income tax purposes.

Acquisition-date fair values

Acquisition-date fair values assigned to the assets acquired and liabilities assumed are set out in the following table:

		Smart data	ADT Security	Individually
	Telecommunications	soultions	Services Canada,	immaterial
(millions)	bussiness	bussiness [1]	Inc. [1]	transactions [1]	Total
Assets
Current assets
Cash	$2	$7	$8	$6	$23
Accounts receivable [2]	6	6	11	10	33
Other	1	1	6	—	8
	9	14	25	16	64
Non-current assets
Property, plant and equipment
Owned assets	6	—	93	43	142
Right-of-use lease assets	2	6	11	4	23
Intangible assets subject to amortization [3]	41	91	326	168	626
Other	—	—	3	—	3
	49	97	433	215	794
Total identifiable assets acquired	58	111	458	231	858
Liabilities
Current liabilities
Short-term borrowings	—	—	—	1	1
Accounts payable and accrued liabilities	21	4	32	12	69
Advance billings and customer deposits	4	6	14	5	29
Current maturities of long-term debt	—	2	4	1	7
	25	12	50	19	106
Non-current liabilities
Long-term debt	2	4	7	6	19
Other long-term liabilities	—	4	15	1	20
Deferred income taxes	5	9	48	7	69
	7	17	70	14	108
Total liabilities assumed	32	29	120	33	214
Net identifiable assets acquired	26	82	338	198	644
Goodwill	87	53	345	132	617
Net assets acquired	$113	$135	$683	$330	$1,261
Acquisition effected by way of:
Cash consideration	$63	$116	$683	$254	$1,116
Accounts payable and accrued liabilities	12	19	—	32	63
Issue of TELUS Corporation Common Shares	38	—	—	34	72
Pre-existing relationship effectively settled	—	—	—	10	10
	$113	$135	$683	$330	$1,261

(1)

The purchase price allocation, primarily in respect of customer contracts, related customer relationships and leasehold interests and deferred income taxes, had not been finalized as of the date of issuance of these consolidated financial statements. As is customary in a business acquisition transaction, until the time of acquisition of control, we do not have full access to the books and records of the acquired businesses. Upon having sufficient time to review the books and records of the acquired businesses, we expect to finalize our purchase price allocations.

(2)

The fair value of accounts receivable is equal to the gross contractual amounts receivable and reflects the best estimates at the acquisition dates of the contractual cash flows expected to be collected.

(3)

Customer contracts and customer relationships (including those related to customer contracts) are generally expected to be amortized over a period of 8-10 years; software is expected to be amortized over a period of 4-10 years.

Pro forma disclosures

The following pro forma supplemental information represents certain results of operations as if the business acquisitions noted above had been completed at the beginning of the fiscal 2019 year.

Year ended December 31, 2019 (millions except per share amounts)	Note	As reported [1]	Pro forma [2]
Operating revenues		$14,658	$14,980
Net income		$1,776	$1,755
Net income per Common Share	28(b)
Basic		$2.90	$2.87
Diluted		$2.90	$2.87
(1)

Operating revenues and net income for the year ended December 31, 2019, include: $39 and $8, respectively, in respect of the telecommunications business; $19 and $(3), respectively, in respect of the smart data solutions business; and $40 and $(5), respectively, in respect of ADT Security Services Canada, Inc.

(2)

Pro forma amounts for the year ended December 31, 2019, reflect the acquired businesses. The results of the acquired businesses have been included in our Consolidated statements of income and other comprehensive income effective the dates of acquisition.

The pro forma supplemental information is based on estimates and assumptions that are believed to be reasonable. The pro forma supplemental information is not necessarily indicative of our consolidated financial results in future periods or the actual results that would have been realized had the business acquisitions been completed at the beginning of the period presented. The pro forma supplemental information includes incremental property, plant and equipment depreciation, intangible asset amortization, financing and other charges as a result of the acquisitions, net of the related tax effects.

(c)    Business acquisition – prior period

In 2018, we acquired Medisys Health Group Inc., a business that is complementary to our existing lines of healthcare business. As at December 31, 2018, the purchase price allocation had not been finalized. During the six-month period ended June 30, 2019, preliminary acquisition-date values assigned for customer relationships, goodwill, advance billings and customer deposits, other long-term liabilities and deferred income taxes were increased (decreased) by $(22 million), $14 million, $3 million, $(7 million) and $(4 million), respectively; as required by IFRS-IASB, comparative amounts have been adjusted so as to reflect those increases (decreases) effective the acquisition date.

(d)    Business acquisition – subsequent to reporting period

Competence Call Center

On December 4, 2019, we announced that we had entered into an agreement to acquire 100% of Competence Call Center for approximately $1.3 billion (€915 million), less debt assumed and subject to customary closing conditions, including regulatory approvals. Competence Call Center, which will be consolidated with our TELUS International (Cda) Inc. subsidiary, is a provider of higher-value-added business services with a focus on customer relationship management and content moderation. Subsequently, the requisite regulatory approvals were obtained and the transaction closed on January 31, 2020.

As of February 13, 2020, our initial estimates of acquisition-date fair values are as set out following:

Preliminary estimates[1] of acquisition-date fair values (billions)
Assets		Liabilities and consideration
Intangible assets	$0.7	Net debt	$0.2
Goodwill	0.8	Deferred income taxes	0.2
			0.4
		Consideration
		Cash [2]	1.1
	$1.5		$1.5

(1)

As is customary in a business acquisition transaction, until the time of acquisition of control, we do not have full access to the books and records of the acquired business. Upon having sufficient time to review the books and records of the acquired business, as well as obtaining new and additional information about the related facts and circumstances as of the acquisition date, we will adjust the provisional amounts for identifiable assets acquired and liabilities assumed and thus finalize our purchase price allocation.

(2)

Concurrent with this business acquisition, for both the purchase of shares and to advance funds to repay third-party debt, our TELUS International (Cda) Inc. subsidiary drew an incremental $1.0 on its credit facility (as described further in Note 26(f)) and issued shares of itself to non-controlling interests for cash consideration of approximately $0.2.

 (e)    Intangible assets with indefinite lives – spectrum licences

Our intangible assets with indefinite lives include spectrum licences granted by Innovation, Science and Economic Development Canada, which are used for the provision of both mobile and fixed wireless services. The spectrum licence policy terms indicate that the spectrum licences will likely be renewed. We expect our spectrum licences to be renewed every 20 years following a review of our compliance with licence terms. In addition to current usage, our licensed spectrum can be used for planned and new technologies. As a result of our assessment of the combination of these significant factors, we currently consider our spectrum licences to have indefinite lives and, as referred to in Note 1(b), this represents a significant judgment for us.

(f)    Impairment testing of intangible assets with indefinite lives and goodwill

General

As referred to in Note 1(f), the carrying values of intangible assets with indefinite lives and goodwill are periodically tested for impairment and, as referred to in Note 1(b), this test represents a significant estimate for us, while also requiring significant judgments to be made. Also as referred to in Note 1(b), effective January 1, 2020, we embarked upon modifying our internal and external reporting processes, systems and internal controls to accommodate the technology convergence-driven cessation of the historical distinction between our wireless and wireline operations and this reflects a concurrent redetermination of cash-generating units; although the future annual testing will commensurately change to reflect this redetermination, the December 2019 and December 2018 annual tests reflect the historical distinction.

The carrying values allocated to intangible assets with indefinite lives and goodwill are set out in the following table.

	Intangible assets with
	indefinite lives		Goodwill		Total
As at December 31 (millions)	2019	2018	2019	2018 [1]	2019	2018
Wireless	$9,937	$8,694	$2,890	$2,861	$12,827	$11,555
Wireline	—	—	2,441	1,886	2,441	1,886
	$9,937	$8,694	$5,331	$4,747	$15,268	$13,441
(1)	The goodwill balance for wireline as at December 31, 2018, has been adjusted, as set out in (c).

The recoverable amounts of the cash-generating units’ assets have been determined based on a fair value less costs of disposal calculation. There is a material degree of uncertainty with respect to the estimates of the recoverable amounts of the cash-generating units’ assets, given the necessity of making key economic assumptions about the future. Recoverable amounts based on fair value less costs of disposal calculations are categorized as Level 3 fair value measures.

We validate our recoverable amount calculation results through a market-comparable approach and an analytical review of industry facts and facts that are specific to us. The market-comparable approach uses current (at time of test) market consensus estimates and equity trading prices for U.S. and Canadian firms in the same industry. In addition, we ensure that the combination of the valuations of the cash-generating units is reasonable based on our current (at time of test) market value.

Key assumptions

The fair value less costs of disposal calculation uses discounted cash flow projections that employ the following key assumptions: future cash flows and growth projections (including judgments about the allocation of future capital expenditures to support both wireless and wireline operations); associated economic risk assumptions and estimates of the likelihood of achieving key operating metrics and drivers; estimates of future generational infrastructure capital expenditures; and the future weighted average cost of capital. We consider a range of reasonably possible amounts to use for key assumptions and decide upon amounts that represent management’s best estimates of market amounts. In the normal course, we make changes to key assumptions so that they reflect current (at time of test) economic conditions, updates of historical information used to develop the key assumptions and changes (if any) in our debt ratings.

The key assumptions for cash flow projections are based upon our approved financial forecasts, which span a period of three years and are discounted, for December 2019 annual impairment test purposes, at a consolidated post-tax notional rate of 7.0% (2018 – 7.0%). For impairment testing valuations, cash flows subsequent to the three-year projection period are extrapolated, for December 2019 annual impairment test purposes, using perpetual growth rates of 2.00% (2018 – 2.00%) for each of the wireless cash-generating unit and the wireline cash-generating unit; these growth rates do not exceed the long-term average growth rates observed in the markets in which we operate.

We believe that any reasonably possible change in the key assumptions on which the calculation of the recoverable amounts of our cash-generating units is based would not cause the cash-generating units’ carrying values (including the intangible assets with indefinite lives and the goodwill allocated to each cash-generating unit) to exceed their recoverable amounts. If the future were to adversely differ from management’s best estimates for the key assumptions and associated cash flows were to be materially adversely affected, we could potentially experience future material impairment charges in respect of our intangible assets with indefinite lives and goodwill.

Sensitivity testing

Sensitivity testing was conducted as a part of the December 2019 annual impairment test, a component of which was hypothetical changes in the future weighted average cost of capital. Stress testing included a scenario of moderate declines in annual cash flows with all other assumptions being held constant; under this scenario, we would be able to recover the carrying values of our intangible assets with indefinite lives and goodwill for the foreseeable future.